UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Bank and Thrift Opportunity Fund

Annual Report
10.31.10

Ticker | **BTO**

Management’s discussion of

Fund performance

By MFC Global Investment Management (U.S.), LLC

Stocks produced solid returns in the 12 months ended October 31, 2010, although economic and financial market performances were uneven. Financial shares underperformed because of a number of risks confronting investors in the sector, headed by uncertainty about the strength of the economic recovery, government regulatory action, and the potential fallout of the European sovereign debt crisis. In that environment, John Hancock Bank and Thrift Opportunity Fund posted total returns of 8.82% at net asset value (NAV) and 18.38% at market value. The difference in the Fund’s NAV return and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time.

The Fund finished ahead of its benchmark, the S&P Composite 1500 Banks Index, and the average open-end specialty-financial fund tracked by Morningstar, Inc., which returned 5.68% and 8.01%, respectively. The Fund outperformed its benchmark primarily due to stock selection among commercial banks. The leading contributors to performance for the fiscal year were typically those that benefited from FDIC-assisted acquisitions. Other long-time small- and mid-cap holdings benefited from improving credit conditions and produced solid earnings results. The Fund’s underweighting versus the benchmark in shares of Wells Fargo & Company, which had negative absolute results for the year, also helped the Fund’s performance relative to the benchmark. The top two detractors from absolute returns and relative to the benchmark were big, diversified financial services firms Bank of America Corp. and JPMorgan Chase & Company, which were at the epicenter of concerns about new financial regulations and potential costs related to the foreclosure/mortgage securitization crisis. The Fund initiated a new managed distribution plan in March 2010, in which the Fund makes quarterly distributions equal to 1.25% of the Fund’s NAV, based upon an annual distribution rate of 5%. As a result, the Fund announced a quarterly distribution of $0.2223, $0.2523 and $0.2231 to shareholders of record as of March 22, 2010, June 11, 2010 and September 13, 2010, respectively.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments focused on one industry may fluctuate more widely than investments across multiple industries.

6	Bank and Thrift Opportunity Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

East West Bancorp, Inc.	5.1%	Cullen/Frost Bankers, Inc.	3.9%

Wells Fargo & Company	5.0%	U.S. Bancorp.	3.5%

JPMorgan Chase & Company	4.9%	SVB Financial Group	3.2%

PNC Financial Services Group, Inc.	4.9%	BB&T Corp.	3.1%

Bank of America Corp.	4.3%	TCF Financial Corp.	3.0%

Industry Composition[2,3]

Commercial Banks	76%	Capital Markets	3%

Diversified Financial Services	10%	Short-Term Investments & Other	3%

Thrifts & Mortgage Finance	8%

1 As a percentage of the Fund’s net assets on 10-31-10. Cash and cash equivalents are not included in Top 10 Holdings.

2 As a percentage of the Fund’s net assets on 10-31-10.

3 Investments focused on one industry may fluctuate more widely than investments across multiple industries.

Annual report | Bank and Thrift Opportunity Fund	7

Fund’s investments

As of 10-31-10

	Shares	Value
Common Stocks 94.46%		$319,464,304

(Cost $332,546,323)

Financials 94.46%		319,464,304

Capital Markets 3.04%

State Street Corp.	246,470	10,292,587

Commercial Banks 74.66%

1st United Bancorp, Inc. (I)	155,463	935,887

Ameris Bancorp	236,991	2,196,907

Avenue Bank (R)	300,000	608,839

Bank of Marin Bancorp	19,295	642,716

Bar Harbor Bankshares	26,061	708,599

BB&T Corp.	440,898	10,321,422

Bond Street Holdings LLC, Class A (I)(S)	203,192	4,063,840

Boston Private Financial Holdings, Inc.	145,832	832,701

Bridge Capital Holdings (I)	150,564	1,353,570

Bryn Mawr Bank Corp.	80,000	1,336,800

Camden National Corp.	36,776	1,259,210

Centerstate Banks, Inc.	321,439	2,378,649

Citizens Republic Banking Corp., Inc. (I)	2,047,294	1,412,633

City Holding Company	47,798	1,515,197

Comerica, Inc.	287,393	10,282,922

Cullen/Frost Bankers, Inc.	251,048	13,164,957

CVB Financial Corp.	265,747	2,022,335

DNB Financial Corp.	78,515	608,491

Eagle Bancorp, Inc. (I)	7,817	96,618

East West Bancorp, Inc.	971,710	17,131,246

Eastern Virginia Bankshares, Inc.	69,998	254,093

ECB Bancorp, Inc.	27,504	375,430

Evans Bancorp, Inc.	44,524	623,336

Fifth Third Bancorp	272,049	3,416,935

First Bancorp, Inc.	146,499	2,033,406

First California Financial Group, Inc. (I)	208,583	513,114

First Horizon National Corp. (I)	85,975	867,488

First Michigan Bank (I)(R)	462,595	2,309,818

First Southern Bancorp, Inc., Class B (I)	78,390	740,786

FNB Corp.	1,048,312	8,910,652

Glacier Bancorp, Inc.	173,882	2,260,466

Hancock Holding Company	232,176	7,294,970

Heritage Commerce Corp. (I)	387,733	1,457,876

8	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Heritage Financial Corp. (I)	187,598	$2,534,449

Heritage Oaks Bancorp (I)	650,719	2,082,301

Huntington Bancshares, Inc.	91,485	518,720

IBERIABANK Corp.	49,402	2,571,374

Independent Bank Corp.	195,961	4,603,124

KeyCorp	948,155	7,765,389

Lakeland Financial Corp.	137,802	2,616,860

M&T Bank Corp.	94,160	7,038,460

MainSource Financial Group, Inc.	3,731	30,855

MB Financial, Inc.	317,714	4,730,761

Northrim BanCorp, Inc.	77,232	1,316,806

Pacific Continental Corp.	242,191	2,012,607

Park Sterling Bank (I)	210,543	1,225,360

Pinnacle Financial Partners, Inc. (I)	75,799	864,867

PNC Financial Services Group, Inc.	309,372	16,675,150

Prosperity Bancshares, Inc.	111,554	3,468,214

Renasant Corp.	208,093	3,402,321

S&T Bancorp, Inc.	85,800	1,681,680

S.Y. Bancorp, Inc.	28,933	708,859

Sandy Spring Bancorp, Inc.	74,695	1,299,693

Sierra Bancorp	140,000	1,457,400

Southcoast Financial Corp. (I)	64,413	222,225

Southwest Bancorp, Inc.	30,811	305,029

Sterling Bancshares, Inc.	326,255	1,758,514

SunTrust Banks, Inc.	318,859	7,977,852

SVB Financial Group (I)	249,420	10,809,863

TCF Financial Corp.	783,634	10,312,623

TriCo Bancshares	202,536	3,157,536

U.S. Bancorp	491,803	11,891,797

Union First Market Bankshares Corp.	81,367	1,046,380

United Community Banks, Inc. (I)	276,580	542,097

Univest Corp. of Pennsylvania	20,000	377,200

Washington Banking Company	98,952	1,245,806

Washington Trust Bancorp, Inc.	187,610	3,769,085

Wells Fargo & Company	648,775	16,920,051

WesBanco, Inc.	130,961	2,175,262

Westamerica Bancorp.	30,499	1,525,560

Zions Bancorporation	285,547	5,899,401

Diversified Financial Services 9.26%

Bank of America Corp.	1,278,555	14,626,669

JPMorgan Chase & Company	443,587	16,692,178

Thrifts & Mortgage Finance 7.50%

Berkshire Hill Bancorp, Inc.	358,903	6,941,184

Citizens South Banking Corp.	324,751	1,510,092

Dime Community Bancshares	138,688	2,023,458

Doral Financial Corp. (I)	609,684	914,526

First Financial Holdings, Inc.	90,857	949,456

Flushing Financial Corp.	231,097	3,038,926

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	9

			Shares	Value
Thrifts & Mortgage Finance (continued)

Hingham Institution for Savings			80,000	$3,200,000

Home Federal Bancorp, Inc.			78,447	944,502

People’s United Financial, Inc.			127,321	1,567,322

Viewpoint Financial Group			69,957	671,587

Washington Federal, Inc.			49,084	737,733

WSFS Financial Corp.			73,787	2,880,644

			Shares	Value
Preferred Securities 1.28%				$4,333,462

(Cost $3,641,652)

Financials 1.28%				4,333,462

Commercial Banks 0.32%

First Southern Bancorp, Inc. (I)(J)			134	61,919

Zions Bancorporation, 9.500%			40,371	1,025,423

Diversified Financial Services 0.96%

Bank of America Corp., Series MER, 8.625%			74,849	1,923,620

Citigroup Capital XII (8.500% to 3-30-15, then
3 month LIBOR + 5.870%)			50,000	1,322,500

			Shares	Value
Convertible Preferred Securities 0.30%				$1,010,104

(Cost $978,075)

Financials 0.30%				1,010,104

Commercial Banks 0.30%

Monarch Financial Holdings, Inc., Series B, 7.800%			38,925	1,010,104

		Maturity
Rate (%)		date	Par value	Value
Capital Preferred Securities 0.52%				$1,748,360

(Cost $1,441,834)

Financials 0.52%				1,748,360

Commercial Banks 0.52%

Banponce Trust I, Series A	8.327	02-01-27	$360,000	260,841

Webster Capital Trust IV
(7.650% to 6-15-17 then 3 month
LIBOR + 1.890%)	7.650	06-15-37	1,725,000	1,487,519

			Shares	Value
Warrants 0.40%				$1,343,526

(Cost $1,713,920)

Financials 0.40%				1,343,526

Commercial Banks 0.36%

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			93,762	1,154,210

Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $17.77) (I)			33,222	65,115

Thrifts & Mortgage Finance 0.04%

Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)			27,297	124,201

10	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

		Maturity
	Yield* (%)	date	Par value	Value
Certificate of Deposit 0.02%				$67,675

(Cost $67,675)

Country Bank for Savings	1.640	08-28-12	$1,879	1,879

First Bank Richmond	3.690	12-05-10	17,016	17,016

First Bank System, Inc.	2.374	04-01-11	4,585	4,585

First Federal Savings Bank of Louisiana	0.100	12-22-10	3,022	3,022

Framingham Cooperative Bank	2.000	09-12-11	3,711	3,711

Home Bank	4.150	12-04-10	16,275	16,275

Hudson Savings	2.630	04-21-11	1,923	1,923

Machias Savings Bank	1.980	05-24-11	1,782	1,782

Midstate Federal Savings and Loan	1.590	05-27-11	1,905	1,905

Milford Bank	2.130	06-04-11	1,776	1,776

Mount Mckinley Savings Bank	0.900	12-03-10	1,667	1,667

Mt. Washington Bank	1.500	10-31-11	1,778	1,778

Newton Savings Bank	2.370	05-30-11	1,803	1,803

OBA Federal Savings and Loan	1.050	12-15-11	1,287	1,287

Plymouth Savings Bank	1.340	04-21-11	1,857	1,857

Randolph Savings Bank	1.000	09-23-11	1,854	1,854

Salem Five Cents Savings Bank	0.750	12-17-10	1,691	1,691

Sunshine Federal Savings and Loan Association	2.460	05-10-11	1,864	1,864

Short-Term Investments 3.19%				$10,800,000

(Cost $10,800,000)

Short-Term Securities 3.19%				10,800,000

Federal Home Loan Bank Discount Notes	0.100	11-01-10	10,800,000	10,800,000

Total investments (Cost $351,189,479)† 100.17%				$338,767,431

Other assets and liabilities, net (0.17%)				($585,867)

Total net assets 100.00%				$338,181,564

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(J) This security is issued under the U.S. Treasury Department’s Capital Puchase Program.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

					Value as a
	Original		Beginning	Ending	percentage
Issuer,	acquisition	Acquisition	share	share	of Fund’s	Value as of
Description	date	cost	amount	amount	net assets	10-31-10

Avenue Bank	1-29-07	$3,000,000	300,000	300,000	0.18%	$608,839

First Michigan
Bank	4-30-10	$2,775,570	—	462,595	0.68%	$2,309,818

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $351,194,101. Net unrealized depreciation aggregated $12,426,670, of which $43,683,502 related to appreciated investment securities and $56,110,172 related to depreciated investment securities.

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $351,189,479)	$338,767,431
Cash	66,756
Receivable for investments sold	195,413
Dividends and interest receivable	271,751
Other receivables and prepaid assets	65,407

Total assets	339,366,758

Liabilities

Payable for investments purchased	3,022
Payable for fund shares repurchased (Note 5)	1,004,609
Payable to affiliates
Accounting and legal services fees	29,193
Trustees’ fees	54,718
Other liabilities and accrued expenses	93,652

Total liabilities	1,185,194

Net assets

Capital paid-in	$350,497,371
Undistributed net investment income	110,863
Accumulated net realized loss on investments	(4,622)
Net unrealized appreciation (depreciation) on investments	(12,422,048)

Net assets	$338,181,564

Net asset value per share

Based on 20,005,815 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$16.90

12	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$5,947,487
Interest	376,612
Securities lending	128,965

Total investment income	6,453,064

Expenses

Investment management fees (Note 4)	4,222,366
Accounting and legal services fees (Note 4)	916,497
Transfer agent fees	64,201
Trustees’ fees (Note 4)	51,999
Printing and postage	94,187
Professional fees	56,478
Custodian fees	59,034
Stock exchange listing fees	36,923
Other	51,320

Total expenses	5,553,005
Less expense reductions (Note 4)	(549,898)

Net expenses	5,003,107

Net investment income	1,449,957

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	19,639,123
Investments in affiliated issuers	(1,488)
19,637,635
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	5,495,257
Investments in affiliated issuers	(151)
5,495,106
Net realized and unrealized gain	25,132,741

Increase in net assets from operations	$26,582,698

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	13

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09
Increase (decrease) in net assets

From operations
Net investment income	$1,449,957	$6,034,909
Net realized gain (loss)	19,637,635	(5,877,722)
Change in net unrealized appreciation (depreciation)	5,495,106	(70,748,816)

Increase (decrease) in net assets resulting from operations	26,582,698	(70,591,629)

Distributions to shareholders
From net investment income	(1,294,703)	(6,034,142)
From net realized gain	(13,723,010)	—
From tax return of capital	—	(19,943,531)

Total distributions	(15,017,713)	(25,977,673)

From Fund share transactions (Note 5)	(12,088,382)	(3,776,593)

Total decrease	(523,397)	(100,345,895)

Net assets

Beginning of year	338,704,961	439,050,856

End of year	$338,181,564	$338,704,961

Undistributed (distributions in excess of) net
investment income	$110,863	($44,391)

14	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$16.28	$20.81	$35.08	$42.28	$42.08
Net investment income[1]	0.07	0.29	0.62	0.64	0.64
Net realized and unrealized gain (loss)
on investments	1.19	(3.63)	(8.94)	(3.52)	3.84
Total from investment operations	1.26	(3.34)	(8.32)	(2.88)	4.48
Less distributions to common shareholders
From net investment income	(0.06)	(0.29)	(0.68)	(0.60)	(0.68)
From net realized gain	(0.67)	—	(4.76)	(3.72)	(3.60)
From tax return of capital	—	(0.94)	(0.51)	—	—
Total distributions	(0.73)	(1.23)	(5.95)	(4.32)	(4.28)
Anti-dilutive impact of repurchase plan	0.09[2]	0.04[2]	—	—	—
Net asset value, end of year	$16.90	$16.28	$20.81	$35.08	$42.28
Per share market value, end of year	$15.02	$13.30	$17.80	$30.96	$39.20
Total return at net asset value (%)[3,4]	8.82	(13.78)	(24.38)	(6.93)	12.07
Total return at market value (%)[4]	18.38	(17.65)	(26.67)	(11.41)	16.41

Ratios and supplemental data

Net assets applicable to common shares, end of year
(in millions)	$338	$339	$439	$740	$892
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	1.55	1.49	1.44	1.46
Expenses net of fee waivers and credits	1.36	1.40[5]	1.34	1.29	1.29
Net investment income	0.39	1.88	2.51	1.61	1.49
Portfolio turnover (%)	34	37[6]	27	21	9

1 Based on the average daily shares outstanding.

2 The repurchase plan was completed at an average repurchase price of $15.04 and $12.99 for 803,485 and 290,700 shares for the years ended 10-31-10 and 10-31-09, respectively. The redemption was $12,088,381 and $3,776,593 and had a $0.09 and $0.04 NAV impact for the years ended 10-31-10 and 10-31-09, respectively.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

5 Includes the impact of custody credits, which amounted to less than 0.005% of average net assets.

6 The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	15

Notes to financial statements

Note 1 — Organization

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Capital Markets	$10,292,587	$10,292,587	—	—
Commercial Banks	257,606,246	248,745,795	$5,879,875	$2,980,576
Diversified Financial Services	34,564,967	33,242,467	1,322,500	—
Thrifts & Mortgage Finance	25,503,631	25,503,631	—	—
Short-Term Investments	10,800,000	—	10,800,000	—

Total Investments in
Securities	$338,767,431	$317,784,480	$18,002,375	$2,980,576

16	Bank and Thrift Opportunity Fund | Annual report

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		DIVERSIFIED
	COMMERCIAL	FINANCIAL
INVESTMENTS IN SECURITIES	BANKS	SERVICES	TOTALS

Balance as of October 31, 2009	$575,620	—	$575,620
Accrued discounts/premiums	—	$58,267	58,267
Realized gain (loss)	—	(5,794,748)	(5,794,748)
Change in unrealized appreciation (depreciation)	(504,614)	5,736,481	5,231,867
Net purchases (sales)	2,909,570	—	2,909,570
Transfers in and/or out of Level 3	—	—	—
Balance as of October 31, 2010	$2,980,576	—	$2,980,576
Change in unrealized at period end*	($504,614)	—	($504,614)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

During the year ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in John Hancock Collateral Investment Trust (JHCIT), as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the

Annual report | Bank and Thrift Opportunity Fund	17

return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. On March 12, 2010, the Board of Trustees has approved the adoption of a new managed distribution plan (the Distribution Plan). Under the Distribution Plan, the Fund makes quarterly distributions of an amount equal to 1.25% of the Fund’s net asset value, based upon an annual rate of 5%, as of each measuring date. The amount of each quarterly distribution is determined based on the net asset value of the Fund at the close of the NYSE on the last business day of the month ending two months prior to each quarterly declaration date.

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the Fund’s net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the Fund may also make additional distributions to avoid federal income and excise taxes. The final determinations of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to shareholders.

The Board of Trustees may terminate the Distribution Plan at any time. The termination may have an adverse effect on the market price of the Fund’s shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly through its managed distribution plan described above. The tax character of distributions for the year ended October 31, 2010 and October 31, 2009 was as follows:

	OCTOBER 31, 2010	OCTOBER 31, 2009

Ordinary Income	$1,294,703	$6,034,142
Long-Term Capital Gain	13,723,010	—
Return of Capital	—	19,943,531

As of October 31, 2010, the components of distributable earnings on a tax basis included $150,826 of undistributed ordinary income.

18	Bank and Thrift Opportunity Fund | Annual report

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at October 31, 2010.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser at an annual rate of 1.15% of the Fund’s average daily net assets. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net assets of the Fund. The Adviser agreed to limit the accounting and legal services fee to 0.10% of the Fund’s average weekly net assets. Accordingly, the expense reductions related to accounting and legal services fees amounted to $549,898 for the year ended October 31, 2010. The Adviser reserves the right to terminate this limitation in the future with the Trustees’ approval. The accounting and legal services fees incurred for the year ended October 31, 2010 amounted to an annual rate of 0.10% of the Fund’s average daily net assets.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within other receivables and prepaid assets and payable to affiliate-Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 5 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was renewed in December 2009 and December 2010. Under the share repurchase plan the Fund may purchase in the open market up to 10% of its outstanding common shares. The plan renewed by the Board in December 2010 will remain in effect between January 1, 2011 and December 31, 2011.

Annual report | Bank and Thrift Opportunity Fund	19

During the year ended October 31, 2010 and the year ended October 31, 2009, the Fund repurchased 803,485 and 290,700, respectively (3.86% and 1.38% of shares outstanding, respectively) of its common shares under the share repurchase program. The corresponding dollar amount of the share repurchase amounted to $12,088,382 and $3,776,593 during the year ended October 31, 2010 and the year ended October 31, 2009, respectively.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $115,498,928 and $118,741,523, respectively, for the year ended October 31, 2010.

Note 7 — Concentration of risk

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

20	Bank and Thrift Opportunity Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bank and Thrift Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bank and Thrift Opportunity Fund (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2010

Annual report | Bank and Thrift Opportunity Fund	21

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2010.

The Fund has designated distributions to shareholders of $13,723,010 as a long-term capital gain dividend.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

22	Bank and Thrift Opportunity Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. On December 7, 2010, the Fund’s Trustees approved the following new investment objective for the Fund: The Fund’s investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The prior investment objective was long-term capital appreciation. On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

On December 7, 2010, the Fund’s Trustees approved certain investment policy changes, as summarized below:

(i) investment policy stating that “Under normal market conditions, the Fund may invest up to 25% of its total assets in the equity securities of financial services companies, companies with significant lending operations, foreign banking, lending and financial services companies, “money center” banks and debt securities issued by U.S. regional banks, thrifts or their holding companies selected primarily for capital appreciation potential.” was replaced with the following: “Under normal market conditions, the Fund may invest up to 20% of its net assets in the equity securities of financial services companies, companies with significant lending operations, foreign banking, lending and financial services companies, “money center” banks and debt securities issued by U.S. regional banks, thrifts or their holding companies.”;

(ii) investment policy stating that “The equity securities in which the Fund may invest are common stocks, preferred stocks, warrants, stock purchase rights, securities convertible into other equity securities. Although the Fund will purchase equity securities principally for capital appreciation, such investments may also produce dividends and other income.” was replaced with the following: “The equity securities in which the Fund may invest are common stocks, preferred stocks, warrants, stock purchase rights, securities convertible into other equity securities.”;

(iii) investment policy stating that “The Fund intends to invest primarily in the equity securities of U.S. regional banks, thrifts and holding companies with assets of less than $30 billion and to emphasize over time investments in U.S. regional banks, thrifts and their holding companies with assets of $3 billion or less. The Adviser believes that such small to medium size banks

Annual report | Bank and Thrift Opportunity Fund	23

and thrifts offer better opportunity for longer-term capital appreciation than do larger banks, thrifts and their holding companies. Over time, the Fund may change its investment emphasis in response to, among other factors, consolidations in the banking and thrift industry and the Adviser’s view as to opportunities for capital appreciation.” was replaced with the following: “The Fund intends to invest in the equity securities of U.S. regional banks, thrifts and holding companies of any size.”; and

(iv) investment policy stating that “The Fund may write and purchase call and put options on securities and securities indices provided that the value of options purchased by the Fund, together with the obligations of the Fund under options written by the Fund, other than options written or purchased for hedging purposes and call options written “against-the box,” does not exceed 5% of the Fund’s total assets at the time of such purchase or writing.” was replaced with the following: “The Fund may write and purchase call and put options on securities and securities indices. The Fund typically will limit notional exposure of the options to 5% of the value of the Fund’s portfolio securities, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors.”

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders.

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

24	Bank and Thrift Opportunity Fund | Annual report

Dividends and distributions

During the year ended October 31, 2010, dividends from net investment income totaling $0.06 per share and long-term capital gains totaling $0.67 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

December 31, 2009	$0.0319
March 31, 2010	0.2223
June 30, 2010	0.2523
September 30, 2010	0.2231
Total	$0.7296

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each new shareholder of the Fund is automatically enrolled in the Plan to have all distributions of dividends and capital gains reinvested by Mellon Bank, N.A. as Plan agent (the Plan Agent), unless the shareholder elects to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee, or shareholders transferring such an account to a new broker or nominee, should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees,

Annual report | Bank and Thrift Opportunity Fund	25

which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252-8015 (Telephone:1-800-852-0218).

Certain modifications to the Plan have been approved by the Board of Trustees on December 7, 2010. These modifications will be provided to shareholders at least 90 days prior to implementation.

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

26	Bank and Thrift Opportunity Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Bank and Thrift Opportunity Fund (the Fund) met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, MFC Global Investment Management (U.S.), LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients; (c)

Annual report | Bank and Thrift Opportunity Fund	27

the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Adviser, the Subadviser and the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

28	Bank and Thrift Opportunity Fund | Annual report

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under separate agreements. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. `The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a closed-end fund, may generally be attributable to the more burdensome regulatory and legal obligations of closed-end funds and the higher turnover of closed-end fund assets.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category and Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years. The Fund’s performance significantly lagged its Peer Group median performance and its Category median performance during the past year.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Bank and Thrift Opportunity Fund	5.70%	–14.91%	–6.37%	4.08%
S&P Composite 1500 Banks Index	–9.48%	–29.08%	–16.55%	N/A
Financial Category Median	25.85%	–14.71%	–5.39%	3.90%
Morningstar 15(c) Peer Group Median	19.52%	–15.16%	–5.88%	4.50%

The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates. The Board concluded that the Fund’s underperformance was being responsibly addressed by the Adviser and Subadviser.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category and Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the

Annual report | Bank and Thrift Opportunity Fund	29

services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the administration agreement into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively, and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was higher than the Category and Peer Group medians. The Board noted the following information about the Fund’s Gross and Net Expense Ratios in relation with the Fund’s Peer Group and Category:

EXPENSE RATIO		RELATION TO PEER GROUP	RELATION TO CATEGORY

Gross Expense Ratio (Class A)	2.26%	Higher	Higher
Net Expense Ratio (Class A)	1.14%	Inline	Slightly Higher

The Board viewed favorably the Adviser’s agreement to limit all or a portion of its administration agreement rate to 0.10% of the Fund’s average weekly net assets, on an annualized basis. The Board favorably considered the impact of fee waivers towards ultimately lowering the Fund’s Gross Expense Ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

30	Bank and Thrift Opportunity Fund | Annual report

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. During its considerations, the Board recognized the limited significance of economies of scale with respect to closed-end funds.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement among the Adviser, the Subadviser and the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

Annual report | Bank and Thrift Opportunity Fund	31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson,* Born: 1943	2002	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	1994	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	1995	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

32	Bank and Thrift Opportunity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	1994	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2002	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,*[2] Born: 1944	1994	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Bank and Thrift Opportunity Fund	33

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

34	Bank and Thrift Opportunity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012; and Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring in 2013.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Mr. McHaffie was appointed by the Board of Trustees effective 8-31-10.

*Effective 1-1-11, Steven R. Pruchansky will succeed Patti McGill Peterson as the Chairperson of the Board.

Annual report | Bank and Thrift Opportunity Fund	35

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham	Andrew G. Arnott	MFC Global Investment
Deborah C. Jackson*	Senior Vice President**	Management (U.S.), LLC
Charles L. Ladner	and Chief Operating Officer
Stanley Martin*	Thomas M. Kinzler	Custodian
Hugh McHaffie†**	Secretary and Chief Legal Officer	State Street Bank and
Dr. John A. Moore	Francis V. Knox, Jr.	Trust Company
Steven R. Pruchansky*	Chief Compliance Officer
Gregory A. Russo	Charles A. Rizzo	Transfer agent
John G. Vrysen†	Chief Financial Officer	Mellon Investor Services
Salvatore Schiavone
	Treasurer	Legal counsel
K&L Gates LLP

Independent registered
public accounting firm
*Member of the		PricewaterhouseCoopers LLP
Audit Committee
**Effective 8-31-10		Stock symbol
†Non-Independent Trustee		Listed New York Stock
Exchange: BTO

For shareholder assistance refer to page 26

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

36	Bank and Thrift Opportunity Fund | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P900A 10/10
12/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $27,349 for the fiscal year ended October 31, 2010 and $30,978 for the fiscal year ended October 31, 2009. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal years ended October 31, 2010 and October 31, 2009 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,798 for the fiscal year ended October 31, 2010 and $2,717 for the fiscal year ended October 31, 2009. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

Other fees amounted to $20 for the fiscal year ended October 31, 2010 and $55 for the fiscal year ended October 31, 2009 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,066,607 for the fiscal year ended October 31, 2010 and $8,200,370 for the fiscal year ended October 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management biographies and Fund ownership
Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2010.

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002– 2005)
Former analyst, John Hancock Advisers, LLC (1998 – 2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership — $1 – $10,000

Susan A. Curry
Portfolio manager, MFC Global Investment Management (U.S.), LLC since 2006
Former research officer, John Hancock Advisers, LLC (2004– 2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001 –2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership — None

Other accounts the portfolio managers are managing
The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2010. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.9 billion
Other Pooled Investment Vehicles: None
Other Accounts: None
Susan A. Curry	Other Investment Companies:
2 accounts with assets of approximately $911.8 million
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund’s portfolio manager.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers
The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

	REGISTRANT PURCHASES OF
(b)	EQUITY SECURITIES
			Total Number	Maximum
			of	Number
			Shares	of Shares
			Purchased	that May
	Total	Average	as Part of	Yet Be
	Number of	Price	Publicly	Purchased
	Shares	per Share	Announced	Under the
Period	Purchased		Plans*	Plans

Nov-09	30,600	13.581	30,600	1,788,700
Dec-09	19,500	13.711	50,100	2,075,920*
Jan-10	43,000	14.973	93,100	2,032,920
Feb-10	-	-	93,100	2,032,920
Mar-10	-	-	93,100	2,032,920
Apr-10	21,000	17.650	114,100	2,011,920
May-10	32,800	15.801	146,900	1,979,120
Jun-10	-	-	146,900	1,979,120
Jul-10	168,313	15.141	315,213	1,810,807
Aug-10	142,200	15.086	457,413	1,668,607
Sep-10	144,087	14.820	601,500	1,524,520
Oct-10	201,985	15.069	803,485	1,322,535
Total	803,485	15.045

*In May 2009, the Board of Trustees approved a share repurchase plan, which was renewed in
December 2009 and December 2010. Under the share repurchase plan the Fund may purchase in the open market up to 10% of its outstanding common shares. The plan renewed by the Board in
December 2010 will remain in effect between January 1, 2011 and December 31, 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

By: /s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 17, 2010